			Cmoproj
UBS			2:47:59 pm March 22, 2004
Fixed Income Research	MALT0403C 30 year	6.9	Marina Tukhin mtukhin@sleddog
cmoproj.619			Page 1

Bond	Balance	Coupon	Delay	Factor	Index	Value	Reset	Multiplier	Cap
3A1	43,160,822.65	6.00000	24	1.000000		-1.0000	-	-	-

Floor	Current	Settle	Deal	WAC	WAM	Pricing	Duration
	Coupon	Date				Speed	@ Px
-	6.0000	03/30/04	30 year	6.20	358.00	100.0PPC	90:00

Senior Bond, 93.09 percent of deal

Price	PPC	PPC	PPC	PPC	PPC	PPC	PPC
	0.00	50.00	100.00	150.00	200.00	250.00	300.00
89:16	7.127	7.971	8.987	10.128	11.387	12.704	14.026
89:17	7.123	7.964	8.977	10.114	11.369	12.681	13.998
89:18	7.120	7.958	8.967	10.101	11.351	12.658	13.971
89:19	7.116	7.951	8.957	10.087	11.332	12.636	13.944
89:20	7.113	7.945	8.947	10.073	11.314	12.613	13.917
89:21	7.109	7.939	8.937	10.059	11.296	12.591	13.890
89:22	7.105	7.932	8.927	10.045	11.278	12.568	13.863
89:23	7.102	7.926	8.917	10.031	11.260	12.545	13.836

89:24	7.098	7.919	8.907	10.017	11.242	12.523	13.809
89:25	7.095	7.913	8.897	10.003	11.224	12.500	13.782
89:26	7.091	7.906	8.887	9.990	11.206	12.478	13.755
89:27	7.088	7.900	8.877	9.976	11.188	12.455	13.728
89:28	7.084	7.893	8.867	9.962	11.170	12.433	13.701
89:29	7.081	7.887	8.857	9.948	11.151	12.410	13.674
89:30	7.077	7.880	8.847	9.934	11.133	12.388	13.647
89:31	7.074	7.874	8.837	9.920	11.115	12.366	13.620

90:00	7.070	7.868	8.827	9.907	11.097	12.343	13.593
90:01	7.067	7.861	8.817	9.893	11.079	12.321	13.566
90:02	7.063	7.855	8.808	9.879	11.061	12.298	13.539
90:03	7.060	7.848	8.798	9.865	11.043	12.276	13.512
90:04	7.056	7.842	8.788	9.852	11.026	12.254	13.486
90:05	7.053	7.836	8.778	9.838	11.008	12.231	13.459
90:06	7.049	7.829	8.768	9.824	10.990	12.209	13.432
90:07	7.046	7.823	8.758	9.810	10.972	12.187	13.405

90:08	7.042	7.816	8.748	9.797	10.954	12.164	13.378
90:09	7.039	7.810	8.738	9.783	10.936	12.142	13.352
90:10	7.035	7.804	8.729	9.769	10.918	12.120	13.325
90:11	7.032	7.797	8.719	9.756	10.900	12.097	13.298
90:12	7.028	7.791	8.709	9.742	10.882	12.075	13.271
90:13	7.025	7.784	8.699	9.728	10.864	12.053	13.245
90:14	7.021	7.778	8.689	9.715	10.847	12.031	13.218
90:15	7.018	7.772	8.680	9.701	10.829	12.009	13.191
Avg Life	19.287	8.869	5.083	3.362	2.421	1.877	1.540
Duration	9.825	5.374	3.486	2.506	1.919	1.541	1.284
First Pay	4/04	4/04	4/04	4/04	4/04	4/04	4/04
Last Pay	1/34	1/34	1/34	1/34	1/34	5/10	11/08

UBS Securities LLC. This material has been prepared by UBS AG or an affiliate thereof ("UBS"). It has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient.  It is published solely for informational purposes and is not to be construed as a, solicitation or an offer to buy or sell any securities or related financial instruments. No representation or warranty, either express or implied, is provided in relation to the accuracy, completeness or reliability of the information contained herein, except with respect to information concerning UBS AG, its, subsidiaries and affiliates. Opinions expressed herein are subject to change without notice and may differ or be contrary to opinions expressed by other business areas or groups of UBS as a result of using different assumptions and criteria. UBS is under no obligation to update or keep the information current. The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors. UBS, its directors, officers and employees (excluding the US broker-dealer unless specifically disclosed under required disclosures) or clients may have or have had interests or long or short positions in the securities or other financial instruments referred to herein, and may at any time make purchases and/or sales in them as principal or agent. UBS (excluding the US broker-dealer unless specifically disclosed under Required Disclosures) may act or have acted as market-maker in the securities or other financial instruments discussed in this material. UBS may provide investment banking and other services to and/or serve as directors of the companies referred to in this report. Neither UBS nor any of its affiliates, nor any of UBS’ or any of its affiliates, directors, employees or agents, accepts any liability for any loss or damage arising out of the use of all or any part of this report. United Kingdom and rest of Europe: Except as otherwise specified herein, this material is communicated by UBS Limited, a subsidiary of UBS AG, to persons who are market counterparties or intermediate customers (as detailed in the FSA Rules) and is only available to such persons. The information contained herein does not apply to, and should not be relied upon by, private customers. Switzerland: Distributed by UBS AG to persons who are institutional investors only. Italy: Should persons receiving this research in Italy require additional information or wish to effect transactions in the relevant securities, they should contact Giubergia UBS SIM SpA, an associate of UBS SA, in Milan. South Africa: UBS Securities South Africa (Pty) Limited (incorporating J.D. Anderson & Co.) is a member of the JSE Securities Exchange SA. United States: Distributed to US persons by either UBS Securities LLC or by UBS Financial Services Inc., subsidiaries of UBS AG; or by a group, subsidiary or affiliate of UBS AG that is not registered as a US broker-dealer (a "non-US affiliate"), to major US institutional investors only. UBS Securities LLC or UBS Financial Services Inc. accepts responsibility for the content of a report prepared by another non-US affiliate when distributed to US persons by UBS Securities LLC or UBS Financial Services Inc. All transactions by a US person in the securities mentioned in this report must, be effected through UBS Securities LLC or UBS Financial Services Inc., and not through a non-US affiliate. Canada: Distributed by UBS Securities Canada Inc., a subsidiary of UBS AG and a member of the principal Canadian stock exchanges & CIPF. A statement of its financial condition and a list of its directors and senior officers will be provided upon request. Hong Kong: Distributed by UBS Securities Asia Limited. Singapore: Distributed by UBS Securities Singapore Pte. Ltd. Japan: Distributed by UBS Securities Japan Ltd to institutional investors only. Australia: Distributed by UBS Capital Markets, Australia Australia Ltd licensed securities dealers. New Zealand: Distributed by UBS New Zealand Ltd, (C) 2004

All rights reserved. This report may not be reproduced or distributed in any manner without the permission of UBS.

.